Advanced Series Trust

655 Broad Street, 17th Floor

Newark, New Jersey 07102

The Prudential Series Fund

655 Broad Street, 17th Floor

Newark, New Jersey 07102

August 10, 2018

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: 497 Filing:

Advanced Series Trust

Registration numbers 033-24962 and 811-05186

The Prudential Series Fund

Registration numbers 002-80896 and 811-03623

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated July 26, 2018 (SEC accession number 0000067590-18-001279), to the Advanced Series Trust Pruspectos, dated April 30, 2018 for the AST FQ Absolute Return Currency Portfolio, AST Franklin Templeton K2 Global Absolute Return Portfolio, AST J.P. Morgan Strategic Opportunities Portfolio, AST Managed Alternatives Portfolio and AST Templeton Global Bond Portfolio (collectively, the AST Portfolios), and The Prudential Series Fund Prospectus dated April 30, 2018 for the Conservative Balanced Portfolio and Flexible Managed Portfolio (together with the AST Portfolios, the Portfolios). The purpose of the filing is to submit the 497 filing dated July 26, 2018 in XBRL for the Portfolios.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigued at (973) 367-1495.

Sincerely,

/s/ Kathleen DeNicholas

Kathleen DeNicholas

Assistant Secretary